Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT FACILITY AGREEMENT

Dated as of December 16, 2011

Amendment No. 1 dated as of December 16, 2011 (this "Amendment") to that certain senior secured term loan credit facility agreement dated as of July 29, 2011 (as so amended, the "Credit Facility Agreement"), providing for a senior secured term loan credit facility made by and among (i) DSS VESSEL II LLC, a Marshall Islands limited liability company, as borrower (the "Borrower"), (ii) the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages of the Credit Facility Agreement, (iii) NORDEA BANK FINLAND PLC, NEW YORK BRANCH ("Nordea"), as administrative agent and security agent (together with any successor administrative agent and security agent) appointed pursuant to Article VII of the Credit Facility Agreement, the "Administrative Agent" or as applicable, the "Security Agent") for the Secured Parties, (iv) DNB Bank ASA (formerly known as DnB NOR Bank ASA) and Nordea, as mandated lead arrangers (the "Mandated Lead Arrangers"), and (v) DNB Markets Inc. (formerly known as DnB NOR Markets Inc.) and Nordea, as bookrunners. Unless otherwise expressly defined herein, terms which are defined in the Credit Facility Agreement have the same meaning when used herein.

The Lenders, by their respective signatures set forth below, hereby direct the Administrative Agent to execute and deliver this Amendment as Administrative Agent and to execute and deliver, if appropriate, amendments to the other Finance Documents.

The parties hereto agree that the Credit Facility Agreement be amended from and after the date hereof as follows:

ARTICLE I

AMENDMENTS

Section 1.          The definition of "Applicable Margin" in Section 1.01 of the Credit Facility Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

"Applicable Margin" means, from July 29, 2011 until and including October 31, 2011, 2.75% per annum and, effective as of November 1, 2011 and thereafter, 3.00% per annum."

Section 2.          In Section 1.01 of the Credit Facility Agreement, the definition of "Eligible Assignee" is amended by inserting the words "direct or indirect" prior to the words "controlling corporation" in the second line thereof.

Section 3.          Section 8.01(b)(vii) of the Credit Facility Agreement is hereby deleted in its entirety and the following is substituted therefor:

"(vii) release any Collateral (except Collateral or the release of any Vessel Owning Subsidiary and the Equity Interests thereof in accordance with the terms of

Section 5.02(e)(ii)) or accept any additional Collateral (except as contemplated by Section 2.08(b) or Section 5.04(c)), "

ARTICLE II

MISCELLANEOUS

Section 1.          The Borrower hereby represents and warrants that (a) no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default, has occurred and is continuing, (b) the representations and warranties of Borrower contained in the Credit Facility Agreement are true on and as of the date hereof, and (c) this Amendment has been duly authorized, executed and delivered by it.

Section 2.          Except as expressly modified in this Amendment, all terms and conditions of the Credit Facility Agreement shall remain in full force and effect, and the Credit Facility Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

Section 3.          This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.          No compensation from the Borrower shall be payable to any Lender or other Secured Party in connection with this Amendment.

Section 5.          This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

2

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Amendment as of the date first above written.

DSS VESSEL II LLC

By:	/s/ Craig H. Stevenson Jr.
Name: Craig H. Stevenson Jr.
Title: President and CEO

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
as Administrative Agent, Security Agent, Initial Lender,
a Mandated Lead Arranger and a Bookrunner

By:	/s/ Henrik M. Steffensen
Name: Henrik M. Steffensen
Title: Executive Vice President

By:	/s/ Christian D. Christensen
Name: Christian D. Christensen
Title: AVP

DNB BANK ASA (formerly known as DnB NOR Bank ASA),
as Initial Lender and a Mandated Lead Arranger

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

By:	/s/ Giacoma Landi
Name: Giacoma Landi
Title: Senior Vice President

DNB MARKETS INC. (formerly known as DnB NOR Markets Inc.),
as a Bookrunner

By:	/s/ Daniel M. Hochstadt
Name: Daniel M. Hochstadt
Title: Managing Director

CONSENTED AND AGREED:

DIAMOND S SHIPPING III LLC,
as Parent Guarantor

By:	/s/ Craig H. Stevenson Jr.
Name: Craig H. Stevenson Jr.
Title: President and CEO

HEROIC GAEA INC.

HEROIC URANUS INC.

HEROIC HERA INC.

HEROIC HERCULES INC.

HEROIC AQUARIUS INC.

HEROIC LEO INC.

HEROIC LIBRA INC.

HEROIC PISCES INC.

HEROIC SAGITTARIUS INC.

HEROIC SCORPIO INC.

HEROIC ANDROMEDA INC.

HEROIC VIRGO INC.

HEROIC PEGASUS INC.

HEROIC RHEA INC.

HEROIC AVENIR INC.

HEROIC BOOTES INC.

HEROIC SERENA INC.

HEROIC CORONA BOREALIS INC.

HEROIC EQUULEUS INC.

WHITE HYDRANGEA SHIPPING S.A.

WHITE HOLLY SHIPPING S.A.

WHITE BOXWOOD SHIPPING S.A.

HEROIC PERSEUS INC.

HEROIC OCTANS INC.

HEROIC HYDRA INC.

HEROIC LYRA INC.

HEROIC HOLOGIUM INC.

HEROIC SCUTUM INC.

HEROIC TUCUNA INC.

HEROIC AURIGA INC.

as Guarantors

By:	/s/ Craig H. Stevenson Jr.
Name: Craig H. Stevenson Jr.
Title: President and CEO